UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09373

Oppenheimer Senior Floating Rate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  1/29/2016

Item 1.  Reports to Stockholders.

Semiannual Report 1/31/2016

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Senior Floating Rate Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	J.P. Morgan Leveraged Loan Index	Credit Suisse Leveraged Loan Index
6-Month	-5.43%	-8.74%	-3.29%	-3.95%
1-Year	-3.43	-6.81	-0.51	-1.36
5-Year	2.47	1.75	3.37	3.20
10-Year	3.57	3.20	N/A	3.94

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 3.50% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*January 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

2        OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -5.43% during the six-month reporting period, lagging the J.P. Morgan Leveraged Loan Index (the “Index”), which returned -3.29%. The Fund’s underperformance was largely the result of weaker relative security selection in the energy sector.

MARKET OVERVIEW

During the six-month reporting period, there was volatility across equity and credit markets as investors struggled with Federal Reserve (the “Fed”) uncertainty, falling commodity prices, and weak global growth, which led to a sell-off in numerous asset classes. Although senior loans have produced negative returns recently, they have still generally outperformed equities and high yield. As mentioned earlier, for the six-month period through January 31, 2016, senior loans returned -3.29%, as measured by the J.P. Morgan Leveraged Loan Index. In comparison, high yield returned -8.55% and equities returned -6.77%. High yield and equities are represented by the J.P. Morgan Domestic High Yield Index and the S&P 500 Index, respectively.

Much of the downward pressure on senior loan prices specifically can be attributed to mutual fund outflows combined with a slowdown in Collateralized Loan Obligation (“CLO”) formations and an increased supply of loans coming to market.

Additionally, despite loans trading at strong discounts to par (currently 91 cents on the dollar), crossover investors such as hedge funds have remained cautious due to the recent volatility across most asset classes. As a result, this additional source of demand for senior loans has yet to step up and support market prices.

FUND REVIEW

During the reporting period, the bulk of Fund’s underperformance relative to the Index stemmed from security selection in the energy sector, which comprised roughly 2.8% of the Fund’s net assets at period end. It is important to note that senior loans that experience high, short-term volatility do not necessarily qualify as poor long-term investments, in our view. At times, we enter into positions understanding that we may experience high short-term volatility though we ultimately seek to benefit in the long-term. These energy positions are senior and secured and we continue to hold them as long-term investments. We maintain a patient approach with these loans, as we believe there is significant potential upside that could be realized through restructurings and mergers and acquisitions (M&A) activity. Outside of energy, security selection in the metals and mining, technology and financials sectors, also detracted from performance.

3        OPPENHEIMER SENIOR FLOATING RATE FUND

In this volatile period, positive contributors to performance were limited, but we received positive results from the retail sector. The Fund also received slight positive results from exposure to the chemicals, food and beverages and healthcare sectors.

STRATEGY & OUTLOOK

As senior loan prices have traded off notably and are now offered at a fairly rare discount to their par value, there is potential for attractive price appreciation should market sentiment improve. This is the fourth period in which loans have traded at around 90 cents on the dollar or below since 2002. The other periods included the “Tech Bubble” of the early 2000’s, the 2008 financial crisis and the 2011 euro debt crisis. In all instances, loan prices rebounded to 95 cents on the dollar or higher within one to two years.

We remain constructive on the loan market, with the U.S. economy continuing to grow and with below average default rates in 2015 of 1.69% and forecast to be 2% in 2016 according to J.P. Morgan. We believe the fundamental credit quality in the overall loan market is solid, with few near-term maturities, interest coverage ratios above historical averages, and continued Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) growth. That, coupled with the discount to par and current spreads over LIBOR of 606 (well wide of the 441 average) all point toward attractive opportunities in loans.

Joseph Welsh, CFA Portfolio Manager

David Lukkes, CFA Portfolio Manager

4        OPPENHEIMER SENIOR FLOATING RATE FUND

Top Holdings and Allocations*

TOP TEN CORPORATE LOAN INDUSTRIES

Media	11.2%
Health Care Equipment & Supplies	8.6
Commercial Services & Supplies	7.9
Hotels, Restaurants & Leisure	7.5
Internet Software & Services	5.4
Diversified Telecommunication Services	4.0
Industrial Conglomerates	3.8
Chemicals	3.7
Diversified Consumer Services	3.1
Electric Utilities	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of January 29, 2016, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	1.9%
BBB	0.3
BB	27.7
B	62.4
CCC	3.7
D	2.1
Unrated	1.9
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of January 29, 2016, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

*January 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

5        OPPENHEIMER SENIOR FLOATING RATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/29/16

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OOSAX)	9/8/99	-5.43%	-3.43%	2.47%		3.57%
Class B (OOSBX)	9/8/99	-5.78	-3.91	1.89		3.18
Class C (OOSCX)	9/8/99	-5.77	-4.14	1.86		3.01
Class I (OOSIX)	10/26/12	-5.30	-3.15	1.65	*	N/A
Class R (OOSNX)	10/26/12	-5.67	-3.68	1.03	*	N/A
Class Y (OOSYX)	11/28/05	-5.45	-3.21	2.73		3.81
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/29/16
	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OOSAX)	9/8/99	-8.74%	-6.81%	1.75%		3.20%
Class B (OOSBX)	9/8/99	-8.55	-6.68	1.72		3.18
Class C (OOSCX)	9/8/99	-6.69	-5.07	1.86		3.01
Class I (OOSIX)	10/26/12	-5.30	-3.15	1.65	*	N/A
Class R (OOSNX)	10/26/12	-5.67	-3.68	1.03	*	N/A
Class Y (OOSYX)	11/28/05	-5.45	-3.21	2.73		3.81

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/16
Class A	6.49%
Class B	6.21
Class C	5.96
Class I	7.05
Class R	6.48
Class Y	6.98

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 3% (1-year) and 1% (5-year); and for Class C shares, the 1% CDSC charge for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14.) There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months

6        OPPENHEIMER SENIOR FLOATING RATE FUND

after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 1/31/16 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the J.P. Morgan Leveraged Loan Index and the Credit Suisse Leveraged Loan Index. The J.P. Morgan Leveraged Loan Index tracks the performance of U.S. dollar denominated senior floating rate bank loans. The Credit Suisse Leveraged Loan Index tracks the performance of U.S. dollar denominated senior floating rate bank loans. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7        OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8        OPPENHEIMER SENIOR FLOATING RATE FUND

Actual	Beginning Account Value August 1, 2015	Ending Account Value January 29, 2016	Expenses Paid During 6 Months Ended January 29, 2016

Class A	$1,000.00	$945.70	$5.34

Class B	1,000.00	942.20	7.71

Class C	1,000.00	942.30	8.93

Class I	1,000.00	947.00	3.78

Class R	1,000.00	943.30	6.55

Class Y	1,000.00	945.50	4.12
Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.39	5.54

Class B	1,000.00	1,016.96	8.00

Class C	1,000.00	1,015.71	9.26

Class I	1,000.00	1,020.98	3.93

Class R	1,000.00	1,018.15	6.80

Class Y	1,000.00	1,020.64	4.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 29, 2016 are as follows:

Class	Expense Ratios

Class A	1.10%

Class B	1.59

Class C	1.84

Class I	0.78

Class R	1.35

Class Y	0.85

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9        OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

	Principal Amount	Value

Corporate Loans—93.7%

Consumer Discretionary—31.4%

Auto Components—1.2%

Affinia Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%-5.75%, 4/25/20[1]	$23,080,510	$23,080,510

Cooper Standard, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/26/21[1]	26,348,573	25,294,630

Fleetpride, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[1]	4,920,000	3,582,375

FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[1]	33,045,572	24,061,307

Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/23/20[1]	37,923,704	36,406,756

Transtar Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 10/9/18[1]	41,081,953	34,714,251

		147,139,829

Automobiles—0.8%

Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 5.333%, 8/3/49[1,2]	52,042,159	5,204

Federal-Mogul Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 4/3/18[1]	19,099,125	16,106,923
Tranche C, 4.75%, 4/15/21[1]	98,886,900	79,912,976

		96,025,103

Distributors—2.4%

Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/29/22[1]	88,150,000	83,500,088

Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/5/20[1]	44,379,638	42,687,664

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/26/19[1]	49,168,946	46,807,067

Capital Automotive LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.00%, 4/30/20[1]	18,325,835	17,982,225

Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[1]	33,750,000	17,887,500

Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/16/19[1]	21,589,786	21,002,825

PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/22[1]	64,964,050	63,073,271

		292,940,640

Diversified Consumer Services—3.1%

4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%-7.00%, 5/8/20[1]	56,603,500	51,509,185

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[1]	57,012,164	51,863,281

IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/1/21[1]	55,877,452	44,329,427

IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/1/22[1]	15,770,000	11,866,925

Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.50%, 5/15/20[1]	49,733,367	46,749,365

10        OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Diversified Consumer Services (Continued)

Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/15/18[1]	$102,520,541	$80,863,077

Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 3/31/21[1]	76,008,931	74,773,786

Sedgwick, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.75%, 2/28/22[1]	18,023,869	16,086,303

		378,041,349

Hotels, Restaurants & Leisure—7.5%

Allflex Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/17/20[1]	36,736,046	36,215,606

Amaya Gaming, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/21[1]	90,005,238	83,254,845

American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/7/22[1]	15,089,175	15,013,729

Bowlmor AMF, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/20/21[1]	36,256,063	35,893,502

Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/17[1,3]	25,311,809	21,936,910

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 1.50%, 10/31/16[1,3]	11,350,535	10,101,976
Tranche B6, 1.50%, 3/1/17[1,3]	52,773,933	46,001,296
Tranche B7, 1.50%, 1/29/18[1,3]	39,919,400	32,733,908

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	153,670,288	134,692,007

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[1]	81,238,822	69,459,193

CEC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.25%, 2/14/21[1]	45,519,225	43,432,942

Corner Investment Propco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.00%, 11/2/19[1]	12,627,206	12,248,390

Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%-5.75%, 2/18/21[1]	35,348,013	33,934,092

Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/25/22[1]	22,486,850	22,449,185

Equinox Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 1/31/20[1]	16,184,267	16,015,675

Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/21/19[1]	25,718,454	25,536,290

Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.50%, 11/21/19[1]	9,352,957	9,286,710

Jacobs Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/29/18[1]	14,688,780	13,954,341

La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/14/21[1]	19,861,835	19,282,525

Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/24/18[1]	35,214,352	35,126,316

Peninsula Gaming LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/20/17[1]	18,686,277	18,686,277

Pinnacle Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/15/18[1]	25,742,893	23,812,176

11        OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[1,2,4]	$36,421,136	$182,142

Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 6.00%, 10/18/20[1]	8,424,040	7,574,114
Tranche B2, 6.00%, 10/1/21[1]	20,879,162	18,657,014

SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.00%, 5/14/20[1]	9,882,495	9,715,727

Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/16/20[1]	42,562,135	16,546,030

US Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/31/19[1]	28,523,800	28,167,253

Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/2/20[1]	108,037,209	74,977,823

		914,887,994

Household Durables—1.0%

SRAM LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%- 5.25%, 4/10/20[1]	44,274,583	36,097,067

Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[1]	60,341,367	57,588,292

Wilton Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 8/30/18[1]	29,961,241	28,263,427

		121,948,786

Internet & Catalog Retail—0.3%

Camping World, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%-5.75%, 2/20/20[1]	37,607,959	37,372,910

Leisure Products—1.1%

Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/14/20[1]	18,849,884	18,749,753

Four Seasons Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 6/29/20[1]	1,745,328	1,723,512

Four Seasons Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.25%, 12/28/20[1]	10,000,000	9,958,330

Intrawest Operations Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 12/9/20[1]	18,168,010	17,861,424

Playa Resorts Holding BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/9/19[1]	21,509,900	20,864,603

Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/2/20[1]	65,468,329	64,431,769

		133,589,391

Media—11.2%

Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.05%, 7/15/16[1,2,4,5]	33,243,823	3,324

Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 5.50%, 7/2/19[1]	80,020,376	79,886,982

Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/1/21[1]	63,443,365	50,331,715

12        OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Media (Continued)

Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 0.432%, 8/3/49[1,2,4]	$577,191	$1,460

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.174%, 1/30/19[1]	286,189,541	190,733,309

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 7.924%, 7/30/19[1]	47,202,030	31,409,033

Cumulus Media Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/18/20[1]	4,483,038	3,309,975

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[1]	50,942,486	48,363,523

Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/11/21[1]	40,211,000	35,134,361

Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/30/21[1]	78,880,324	74,624,099

Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[1]	35,685,709	23,022,635

Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 6/10/21[1]	14,555,276	14,434,744

Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.00%, 8/4/19[1]	29,278,234	27,521,540

IMG Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/6/21[1]	62,645,183	61,685,960

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[1]	48,761,201	46,805,682

Internet Brands, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[1]	36,121,873	35,399,435

ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 12/18/20[1]	34,187,007	33,546,000

Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 4/22/20[1]	54,970,000	54,695,150

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/7/22[1]	38,415,000	37,051,268

Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 7/30/20[1,5]	57,453,270	57,295,273

Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/4/21[1]	25,016,320	24,328,372

Merrill Communications LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 6/1/22[1]	19,524,905	16,400,921

NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/22/20[1]	63,685,663	60,979,022

Numericable US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.563%, 7/29/22[1]	21,536,025	20,560,185

Penton Business Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 10/3/19[1]	26,673,208	26,473,159

Project Sunshine IV Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 9/23/19[1]	3,030,523	2,841,116

Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[1]	13,027,103	12,408,316

SuperMedia, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.60%, 12/30/16[1]	30,276,393	11,505,029

13        OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media (Continued)

Technicolor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/11/20[1]	$37,960,261	$37,754,630

Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/27/20[1]	58,318,601	57,419,503

Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C3, 4.00%, 3/1/20[1]	33,633,285	32,880,034
Tranche C4, 4.00%, 3/1/20[1]	47,081,473	46,056,462

WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 10/12/19[1]	39,442,134	38,981,963

Yankee Cable Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/1/20[1]	52,719,345	52,027,404

YP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 6/4/18[1]	20,376,705	19,663,520

		1,365,535,104

Multiline Retail—1.5%

J.C. Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 5/22/18[1]	81,369,677	79,627,878

Neiman Marcus, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[1]	110,475,188	96,268,741

		175,896,619

Specialty Retail—1.3%

Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.25%, 8/13/21[1]	55,505,154	55,158,247

Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/26/19[1]	37,895,775	38,009,462

Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 8/30/21[1]	37,651,407	36,592,462

National Vision, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/5/21[1]	25,158,742	24,424,937

		154,185,108

Consumer Staples—2.8%

Beverages—0.5%

Burger King, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/10/21[1]	24,594,434	24,476,578

Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/3/22[1]	35,326,463	35,166,398

		59,642,976

Food & Staples Retailing—1.0%

Albertsons Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 5.375%, 3/21/19[1]	49,437,306	49,008,141
Tranche B4, 5.50%, 8/25/21[1]	40,166,475	39,388,249

Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[1]	36,533,334	36,624,667

		125,021,057

Food Products—1.3%

AdvancePierre Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/10/17[1]	35,042,898	35,042,898

14        OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Food Products (Continued)

CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/20[1]	$45,832,437	$44,514,755

CSM Bakery Supplies, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 7/5/21[1]	13,840,000	13,148,000

Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-5.75%, 11/1/18[1]	47,427,588	46,597,606

Performance Food Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.25%, 11/14/19[1]	12,497,274	12,486,864

		151,790,123

Energy—2.8%

Energy Equipment & Services—2.6%

American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 8/4/20[1]	67,499,082	14,512,303

ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/20/21[1]	54,598,325	34,669,936

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.875%, 9/25/18[1]	21,003,658	14,142,456

HGIM, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/18/20[1]	21,729,056	10,683,460

Larchmont Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 8/7/19[1]	22,134,362	12,948,602

MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/31/20[1]	11,485,103	9,021,548

Offshore Group Investment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 10/25/17[1,2]	3,283,393	609,069
Tranche B, 5.75%, 3/28/19[1,2]	25,151,338	4,485,313

Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/3/18[1]	5,425,651	1,483,009

ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/30/19[1]	95,645,875	64,560,966

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[1,2]	145,955,000	36,123,863

Sabine Oil & Gas Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.75%, 12/31/18[1,2]	31,730,000	951,900

Samson Investment Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.25%, 9/25/18[1,2]	2,740,000	75,350

Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/12/21[1]	64,195,781	25,598,067

Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.50%, 11/25/20[1]	79,146,333	5,935,975

TPF II Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 10/4/21[1]	86,998,226	83,445,827

		319,247,644

Oil, Gas & Consumable Fuels—0.2%

Sheridan Investment Partners II-A LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 12/11/20[1]	9,795,034	4,750,592

Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/11/20[1]	1,299,936	630,469

Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/11/20[1]	484,804	235,130

15        OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/29/21[1]	$32,545,772	$15,337,195

		20,953,386

Financials—2.8%

Commercial Banks—0.9%

Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 5/13/22[1]	31,330,189	29,920,330

Alliant Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/12/22[1]	37,857,312	36,946,390

HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/2/20[1]	15,191,697	14,617,268

Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/9/22[1]	32,648,213	31,723,191

		113,207,179

Consumer Finance—0.3%

PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 9/29/20[1]	24,639,332	24,516,135

PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[1]	13,828,125	13,897,266

		38,413,401

Diversified Financial Services—0.3%

RCS Capital, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 4/29/19[1,2]	45,433,375	30,667,528

Insurance—1.3%

Aqgen Liberty Management I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/1/19[1]	94,983,361	91,184,027

National Financial Partners Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/1/20[1]	75,039,785	72,108,581

		163,292,608

Health Care—11.2%

Health Care Equipment & Supplies—8.6%

21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 4/30/22[1]	28,797,109	24,765,513

Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/28/22[1]	45,905,597	43,744,224

Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/16/21[1]	47,967,613	47,188,139

Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/3/19[1]	45,023,929	41,647,134

Alvogen Pharma US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 4/1/22[1]	32,216,857	31,559,086

AMAG Pharmaceuticals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 8/17/21[1]	8,783,813	8,498,339

Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/4/21[1]	17,770,463	17,703,823

CareCore National LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/5/21[1]	23,285,970	20,025,934

16        OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/7/19[1]	$45,204,781	$39,554,184

Connolly Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/14/21[1]	53,343,829	52,410,312

ConvaTec, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/15/20[1]	30,989,238	30,647,054

CT Technologies Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/18/21[1]	32,366,342	31,462,771

DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 6/8/20[1]	43,105,919	41,776,834

Drumm Investors LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 5/4/18[1]	48,251,908	48,070,963

eResearchTechnology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/8/22[1]	13,317,537	13,017,892

HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/6/18[1]	48,101,282	45,656,150

IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 5/3/18[1]	20,986,342	20,758,997

inVentiv Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.75%, 5/15/18[1]	32,949,869	32,743,932

Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E1, 4.50%, 5/4/18[1]	38,616,437	37,554,678

LHP Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.00%, 7/3/18[1]	26,955,664	26,416,551

LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 6.50%, 11/30/18[1]	44,014,317	39,686,257

National Mentor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/31/21[1]	43,233,848	42,612,362

National Surgical Hospitals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/1/22[1]	8,950,025	8,701,107

New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19[1]	31,426,615	30,228,475

Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/27/20[1]	78,723,194	65,045,039

Ortho-Clinical Diagnostics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[1]	37,458,587	33,174,261

Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[1]	24,623,469	24,198,715

PRA Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 9/24/20[1]	42,325,079	42,176,941

Sage Products Holdings III LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/13/19[1]	25,038,945	24,861,594

Sterigenics-Nordion Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/15/22[1]	24,334,013	23,664,827

US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/30/22[1]	56,160,000	55,984,500

		1,045,536,588

Health Care Providers & Services—2.1%

American Renal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.50%, 8/20/19[1]	34,747,030	34,052,089

17        OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Health Care Providers & Services (Continued)

Genesis Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.00%, 12/4/17[1]	$24,344,661	$24,222,938

Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/9/21[1]	74,251,660	71,838,481

Millennium Laboratories LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/14/21[1]	18,657,281	8,045,952

New Millennium Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/21/20[1]	42,290,191	38,431,211

Steward Health Care System LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/10/20[1]	19,458,232	18,777,194

Surgery Center Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/3/20[1]	63,617,400	63,166,798

		258,534,663

Health Care Technology—0.2%

Vitera Healthcare Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/4/20[1]	25,759,310	23,827,362

Life Sciences Tools & Services—0.3%

JLL/Delta Dutch Newco BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/21[1]	36,729,154	35,305,899

Industrials—19.4%

Aerospace & Defense—0.7%

AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.25%, 3/22/18[1]	20,738,684	17,161,261

Doncasters Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/9/20[1]	43,069,596	41,131,464

Sequa Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/19/17[1]	12,206,846	8,209,104

TurboCombustor Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/2/20[1]	15,671,101	13,477,147

		79,978,976

Building Products—0.1%

Wilsonart International Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/31/19[1]	7,715,784	7,529,317

Commercial Services & Supplies—7.9%

Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/18/21[1]	22,185,494	22,046,835

Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/12/21[1]	22,848,261	22,229,462

Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 8/12/21[1]	7,237,123	6,820,989

Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 8/4/22[1]	54,006,116	49,753,134
Tranche B1, 5.00%, 5/24/19[1]	18,302,001	17,277,089
Tranche B2, 4.25%, 7/8/20[1]	30,884,829	28,221,012

Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/22/21[1]	60,679,183	58,555,412

18        OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Commercial Services & Supplies (Continued)

Ceridan HCM Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.50%, 9/15/20[1]	$33,323,129	$29,241,046

CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/19/21[1]	10,563,717	8,820,704

CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%, 3/14/21[1]	21,124,272	17,638,767

Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/20/19[1]	28,469,054	20,782,410

Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/21/20[1]	9,500,000	4,987,500

EWT Holdings III Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 1/15/21[1]	18,212,728	17,848,473

First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/30/22[1]	33,145,577	32,316,938

Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 11/6/20[1]	39,793,705	37,928,375

Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 11/6/20[1]	5,643,665	5,379,118

GCA Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%-5.50%, 11/1/19[1]	15,090,207	15,036,758

IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/31/21[1]	55,419,232	55,072,861

Information Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[1]	10,240,452	10,233,386

Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/27/21[1]	27,412,550	26,521,642

iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/8/17[1]	31,995,000	30,651,210

Knowledge Universe, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 8/12/22[1]	44,378,775	43,824,040

Leighton Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/23/22[1]	24,719,063	24,688,164

Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.00%, 4/18/19[1]	29,542,500	27,326,812

Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/17/20[1]	14,900,330	13,335,796

Neff Rental LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.25%, 6/9/21[1]	22,616,167	18,177,744

Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 7/1/20[1]	26,989,200	24,695,118

OPE USIC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 7/10/20[1]	41,325,287	38,974,912

Protection One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/1/21[1]	82,196,463	81,014,888

Sabre, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/19/19[1]	35,510,495	35,166,505

Sabre, Inc., Sr. Sec. Credit Facilities Incremental 1st Lien Term Loan, Tranche B2, 4.00%, 2/19/19[1]	30,382,974	30,098,133

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.25%, 4/30/20[1]	5,240,000	3,916,900

19        OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial Services & Supplies (Continued)

SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 10/31/19[1]	$42,937,391	$38,214,278

Synagro Infrastructure Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 8/22/20[1]	16,834,302	14,730,015

TransFirst, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 11/12/21[1]	5,239,012	5,240,322

TransFirst, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 11/11/22[1]	5,485,000	5,546,706

Universal Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/28/22[1]	40,840,000	39,206,400

		961,519,854

Electrical Equipment—0.8%

Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/25/21[1]	13,333,405	13,099,031

First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C1, 3.927%, 3/23/18[1]	61,380,797	60,668,350

Internap Network Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/22/19[1]	29,789,383	28,002,020

		101,769,401

Industrial Conglomerates—3.8%

Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[1]	51,133,504	48,917,736

Boyd Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/15/22[1]	20,371,291	19,390,922

CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/17/22[1]	33,495,871	32,951,563

Crosby US Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 11/23/20[1]	16,127,763	11,450,712

Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/12/19[1]	39,430,835	39,011,883

Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/28/21[1]	36,388,825	34,978,758

Excelitas Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/2/20[1]	13,856,681	12,205,422

Filtration Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/20/20[1]	19,406,662	18,832,555

Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/5/21[1]	57,387,013	51,839,583

Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/21[1]	43,378,994	41,860,729

Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/28/20[1]	28,061,904	27,518,205

Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/9/17[1]	30,048,890	28,997,179

TransDigm, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 3.50%, 5/14/22[1]	21,982,495	21,128,387

US Farathane LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 12/23/21[1]	13,876,597	13,876,597

20        OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Industrial Conglomerates (Continued)

Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/25/21[1]	$30,574,135	$27,784,245

WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/28/19[1]	34,559,817	32,227,029

		462,971,505

Machinery—1.5%

BWAY Holdings Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/14/20[1]	81,264,894	76,795,325

International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%-8.50%, 8/16/19[1]	30,940,519	27,846,467

Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/8/20[1]	21,639,563	20,611,683

RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/21/20[1]	60,488,746	57,892,751

		183,146,226

Road & Rail—2.1%

Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 11/12/20[1]	44,395,000	39,511,550

Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/18/22[1]	14,852,688	14,852,688

Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.652%, 2/23/22[1]	167,344,000	150,944,288

YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 2/13/19[1]	66,070,537	54,838,546

		260,147,072

Trading Companies & Distributors—1.1%

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7.00%, 3/19/17[1]	44,815,247	45,039,323

Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[1]	42,292,087	28,124,238

Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/11/20[1]	82,696,426	64,606,582

		137,770,143

Transportation Infrastructure—1.4%

MPG Holdco I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 10/21/21[1]	13,631,488	13,143,426

Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/7/20[1]	94,810,000	84,143,875

TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/22[1]	70,214,025	68,370,907

		165,658,208

Information Technology—8.0%

Communications Equipment—0.3%

Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 7/17/20[1]	40,324,219	37,098,281

21        OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Electronic Equipment, Instruments, & Components—0.4%

Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/14/21[1]	$30,561,657	$27,862,054

Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/30/19[1]	17,793,415	17,526,514

		45,388,568

Internet Software & Services—5.4%

Active Network, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/13/20[1]	39,038,608	37,981,325

Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.25%, 4/30/20[1]	139,646,349	95,308,633

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/20/22[1]	44,722,913	43,138,961

CommScope, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 12/29/22[1]	7,755,563	7,732,536

Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.25%, 12/15/21[1]	61,540,912	56,438,124

Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/29/20[1]	35,252,139	35,190,942

Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/25/22[1]	56,222,571	55,308,955

Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 6/1/22[1]	26,588,769	25,545,160

First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.177%, 7/8/22[1]	19,900,000	19,590,833

Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/5/22[1]	59,091,967	56,565,786

Linxens France SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 10/14/22[1]	14,425,000	14,406,969

Micro Focus US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/19/21[1]	55,789,372	55,208,214

Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/12/20[1]	25,042,568	22,246,140

Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/25/22[1]	48,690,249	48,372,886

TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/4/20[1]	67,984,250	58,919,706

TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 5/31/21[1]	28,727,797	23,987,710

		655,942,880

IT Services—0.4%

Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/3/19[1]	41,702,695	41,475,583

Office Electronics—0.3%

BMC Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[1]	46,657,547	37,972,844

Software—1.2%

Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/21/20[1]	22,812,403	22,270,609

22        OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Software (Continued)

Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.75%, 10/4/18[1]	$46,305,520	$44,260,344

Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 3.75%, 6/3/20[1]	51,882,920	48,932,079

RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[1]	38,857,068	34,388,505

		149,851,537

Materials—8.5%

Chemicals—3.7%

Allnex Luxembourg & CY SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.50%, 10/4/19[1]	15,957,268	15,777,748
Tranche B2, 4.50%, 10/4/19[1]	8,279,458	8,186,314

CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 8/28/20[1]	2,883,972	2,869,552

CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 4.25%, 8/28/20[1]	27,682,702	27,544,289

Tranche B3, 4.25%, 8/28/20[1]	8,423,994	8,381,874

Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[1]	37,522,773	35,146,343

Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/23/21[1]	28,211,712	27,832,631

Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.75%, 5/4/18[1]	22,509,009	21,918,147
Tranche B, 4.25%, 3/31/22[1]	11,418,216	11,036,026

Nusil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/7/17[1]	19,840,421	19,563,488

OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/20/19[1]	42,237,309	42,554,089

PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/7/17[1]	20,572,835	20,420,143

Road Infrastructure Investment, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/31/21[1]	25,258,992	24,374,927

Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/20/22[1]	28,362,400	27,780,971

Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 8/2/21[1]	27,317,542	26,199,243

Styrolution Group GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 11/7/19[1]	35,784,273	35,679,890

Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/19/20[1]	34,608,136	30,385,943

Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/1/22[1]	65,447,391	63,577,494

		449,229,112

Construction Materials—1.6%

Atkore, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/9/21[1]	30,307,400	29,044,581

Continental Building Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/28/20[1]	31,893,099	31,281,804

CPG International, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.75%, 9/30/20[1]	25,840,086	24,289,681

23        OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Construction Materials (Continued)

GYP Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 3/27/21[1]	$35,412,724	$33,752,752

HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 8/13/21[1]	49,815,150	49,130,192

Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/28/20[1]	29,412,084	29,214,465

		196,713,475

Containers & Packaging—1.6%

Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 12/17/19[1]	34,292,991	34,035,793

Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/19[1]	39,952,423	36,456,586

Exopack/Coveris, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/8/19[1]	26,384,224	25,460,777

KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 8/26/22[1]	39,934,913	38,462,313

Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/22/20[1]	17,900,610	17,870,770

Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/28/20[1]	41,903,466	41,833,612

		194,119,851

Metals & Mining—1.3%

Alpha Natural Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 5/22/20[1]	18,203,444	6,735,274

Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/16/18[1]	216,530,007	64,417,677

Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 10.00%, 1/31/17[1]	17,388,907	16,780,295

Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7.50%, 4/16/20[1]	102,451,426	48,536,363

Novelis, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/2/22[1]	24,928,090	23,183,124

		159,652,733

Paper & Forest Products—0.3%

Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/30/21[1]	29,720,746	28,606,218

Telecommunication Services—4.0%

Diversified Telecommunication Services—4.0%

Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/10/20[1]	45,603,220	44,026,124

Communications Sales & Leasing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/14/22[1]	62,759,625	59,098,668

FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	45,832,505	45,282,515

Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/22/20[1]	46,993,487	34,383,583

Global Tel*Link Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 11/23/20[1]	25,000,000	15,375,000

24        OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[1]	$47,779,943	$44,554,796

IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 2/4/22[1]	28,090,000	23,174,250

LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/13/20[1]	113,746,382	111,541,977

LTS Buyer LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 4/12/21[1]	4,230,041	4,081,990

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 4/30/20[1]	35,023,936	26,092,832

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/30/21[1]	7,905,000	4,400,453

US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/25/20[1]	38,734,585	37,270,728

XO Communications, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/22/21[1]	31,946,761	31,477,559

Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/6/21[1]	6,256,977	6,177,645

		486,938,120

Utilities—2.8%

Electric Utilities—2.8%

Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.375%, 8/13/19[1]	82,926,950	81,372,070

Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 6.375%, 8/13/18[1]	5,511,549	5,408,208

Atlantic Power LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 2/20/21[1]	10,759,988	10,558,238

Green Energy Partners/Stonewall LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.50%, 11/15/21[1]	9,270,000	8,574,750

InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/15/20[1]	39,000,000	35,197,500

LA Frontera Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/30/20[1]	43,474,432	42,260,757

Moxie Liberty LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 7.50%, 8/21/20[1]	36,000,000	32,760,000

Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[1]	23,985,000	22,066,200

Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/9/20[1]	58,558,233	39,234,016

Wheelabrator, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 12/17/21[1]	43,355,464	39,561,861
Tranche C, 5.00%, 12/17/21[1]	1,925,864	1,757,350

Wheelabrator, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 12/19/22[1]	21,000,000	16,310,006

		335,060,956

Total Corporate Loans (Cost $12,725,417,267)		11,381,544,107

25        OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Corporate Bond and Note—0.0%

Erickson Air-Crane, Inc., 6% Sub. Nts., 11/2/20 (Cost $1,981,626)	$2,117,032	$851,149

	Shares

Preferred Stock—0.0%

Alpha Media Group, Inc., Preferred[5,6] (Cost $–)	1,145	—

Common Stocks—1.2%

Alpha Media Group, Inc.[5,6]	8,587	—

Cinram International Income Fund[6]	17,849,008	—

Eningen Realty, Inc.[6]	1,642	16

Everyware Global, Inc.[5,6]	1,397,654	10,307,698

ION Media Networks, Inc.[6]	35,695	12,921,590

Mach Gen LLC[6]	313,469	1,410,610

Media General, Inc.[5,6]	6,799,344	110,421,347

Millennium Corporate Claim Litigation Trust[6]	70,484	705

Millennium Lender Claim Litigation Trust[6]	140,967	1,410

New Millennium Holdco, Inc.[6]	1,235,446	15,751,937

Precision Partners[6]	185	15,549

Revel Entertainment, Inc.[6]	365,409	—

Total Common Stocks (Cost $151,890,641)		150,830,862

Investment Company—1.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.38%[5,7] (Cost $226,503,729)	226,503,729	226,503,729

Total Investments, at Value (Cost $13,105,793,263)	96.8%	11,759,729,847

Net Other Assets (Liabilities)	3.2	386,730,469

Net Assets	100.0%	$12,146,460,316

Footnotes to Statement of Investments

* January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

3. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4. Interest or dividend is paid-in-kind, when applicable.

26        OPPENHEIMER SENIOR FLOATING RATE FUND

Footnotes to Statement of Investments (Continued)

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares/Principal	Gross	Gross	Shares/Principal
	July 31, 2015	Additions	Reductions	January 29, 2016[a]

Alpha Media Group, Inc.	8,587	—	—	8,587
Alpha Media Group, Inc., Preferred	1,145	—	—	1,145
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, 3.05%, 7/15/16	31,294,967	1,948,856	—	33,243,823
Everyware Global, Inc.	1,397,654	—	—	1,397,654
Media General, Inc.	6,793,744	5,600	—	6,799,344
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 7/30/20	69,817,859	—	12,364,589	57,453,270
Oppenheimer Institutional Money Market Fund, Cl. E	650,415,422	1,895,208,009	2,319,119,702	226,503,729

		Value	Income	Realized Loss

Alpha Media Group, Inc.		$—	$—	$—
Alpha Media Group, Inc., Preferred		—	—	—
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, 3.05%, 7/15/16		3,324	195	—
Everyware Global, Inc.		10,307,698	—	—
Media General, Inc.		110,421,347	—	—
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 7/30/20		57,295,273	1,361,918	2,318
Oppenheimer Institutional Money Market Fund, Cl. E		226,503,729	208,141	—

Total		$404,531,371	$1,570,254	$2,318

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

6. Non-income producing security.

7. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

27        OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES January 29, 20161 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $12,738,738,106)	$11,355,198,476
Affiliated companies (cost $367,055,157)	404,531,371

11,759,729,847

Cash	117,311,371

Receivables and other assets:
Investments sold	457,337,371
Interest and dividends	54,555,168
Shares of beneficial interest sold	17,949,415
Other	901,268

Total assets	12,407,784,440

Liabilities
Payables and other liabilities:
Investments purchased	189,464,338
Shares of beneficial interest redeemed	53,475,201
Dividends	7,501,359
Distribution and service plan fees	1,525,144
Trustees’ compensation	144,017
Other	9,214,065

Total liabilities	261,324,124

Net Assets	$12,146,460,316

Composition of Net Assets
Par value of shares of beneficial interest	$1,630,051

Additional paid-in capital	14,462,856,181

Accumulated net investment loss	(8,908,128)

Accumulated net realized loss on investments	(963,054,372)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,346,063,416)

Net Assets	$12,146,460,316

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

28        OPPENHEIMER SENIOR FLOATING RATE FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,986,879,381 and 534,638,718 shares of beneficial interest outstanding)	$7.46

Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$7.73

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,826,624 and 6,545,564 shares of beneficial interest outstanding)	$7.46

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,918,505,215 and 390,956,096 shares of beneficial interest outstanding)	$7.47

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $972,964,073 and 130,803,990 shares of beneficial interest outstanding)	$7.44

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,131,562 and 4,713,556 shares of beneficial interest outstanding)	$7.45

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $4,184,153,461 and 562,392,764 shares of beneficial interest outstanding)	$7.44

See accompanying Notes to Financial Statements.

29        OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 29, 20161 Unaudited

Investment Income
Interest:
Unaffiliated companies	$413,877,813
Affiliated companies	1,362,113

Dividends from affiliated companies	208,141

Other income	1,174,138

Total investment income	416,622,205

Expenses
Management fees	42,011,360

Distribution and service plan fees:
Class A	5,746,457
Class B	207,007
Class C	16,277,463
Class R	86,934

Transfer and shareholder servicing agent fees:
Class A	2,311,573
Class B	27,631
Class C	1,628,402
Class I	164,351
Class R	17,398
Class Y	2,628,204

Shareholder communications:
Class A	19,227
Class B	638
Class C	9,944
Class I	395
Class R	109
Class Y	18,665

Borrowing fees	9,824,054

Custodian fees and expenses	1,617,892

Trustees’ compensation	179,974

Interest expense on borrowings	12,953

Other	595,431

Total expenses	83,386,062
Less waivers and reimbursements of expenses	(100,821)

Net expenses	83,285,241

Net Investment Income	333,336,964

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

30        OPPENHEIMER SENIOR FLOATING RATE FUND

Realized and Unrealized Gain (Loss)
Net realized loss on:
Unaffiliated companies	$(133,237,016)
Affiliated companies	(2,318)

Net realized loss	(133,239,334)

Net change in unrealized appreciation/depreciation on:
Investments	(1,004,739,734)
Translation of assets and liabilities denominated in foreign currencies	(38,079)

Net change in unrealized appreciation/depreciation	(1,004,777,813)

Net Decrease in Net Assets Resulting from Operations	$(804,680,183)

See accompanying Notes to Financial Statements.

31        OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income	$333,336,964	$766,322,680

Net realized loss	(133,239,334)	(305,207,209)

Net change in unrealized appreciation/depreciation	(1,004,777,813)	(409,416,555)

Net increase (decrease) in net assets resulting from operations	(804,680,183)	51,698,916

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(110,639,811)	(247,888,004)
Class B	(1,183,989)	(2,776,051)
Class C	(65,852,310)	(139,996,450)
Class I	(27,992,888)	(55,714,819)
Class R	(794,355)	(1,141,234)
Class Y	(131,821,301)	(316,716,172)

	(338,284,654)	(764,232,730)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(708,429,617)	(1,586,718,388)
Class B	(8,122,937)	(19,784,494)
Class C	(358,042,191)	(613,448,011)
Class I	(103,995,651)	(91,726,609)
Class R	4,545,897	11,488,106
Class Y	(1,435,628,151)	(1,804,930,397)

	(2,609,672,650)	(4,105,119,793)

Net Assets
Total decrease	(3,752,637,487)	(4,817,653,607)

Beginning of period	15,899,097,803	20,716,751,410

End of period (including accumulated net investment loss of $8,908,128 and $3,960,438, respectively)	$12,146,460,316	$15,899,097,803

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

32        OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$8.08	$8.40	$8.39	$8.19	$8.33	$8.04

Income (loss) from investment operations:
Net investment income[2]	0.18	0.36	0.37	0.44	0.44	0.49
Net realized and unrealized gain (loss)	(0.61)	(0.32)	0.01	0.17	(0.16)	0.27

Total from investment operations	(0.43)	0.04	0.38	0.61	0.28	0.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.36)	(0.37)	(0.41)	(0.42)	(0.47)

Net asset value, end of period	$7.46	$8.08	$8.40	$8.39	$8.19	$8.33

Total Return, at Net Asset Value[3]	(5.43)%	0.51%	4.62%	7.63%	3.58%	9.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,986,879	$5,065,599	$6,881,421	$5,345,041	$2,657,114	$3,125,845

Average net assets (in thousands)	$4,644,307	$5,637,843	$6,947,675	$3,403,854	$2,558,060	$1,961,051

Ratios to average net assets:[4]
Net investment income	4.67%	4.41%	4.39%	5.32%	5.47%	5.89%
Expenses excluding interest and fees from borrowings	0.96%	0.97%	0.97%	1.01%	1.06%	1.01%
Interest and fees from borrowings	0.14%	0.11%	0.09%	0.06%	0.11%	0.06%

Total expenses[5]	1.10%	1.08%	1.06%	1.07%	1.17%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.08%	1.06%	1.06%	1.16%	1.06%

Portfolio turnover rate	10%	39%	57%	68%	54%	52%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 29, 2016	1.10%
Year Ended July 31, 2015	1.08%
Year Ended July 31, 2014	1.06%
Year Ended July 31, 2013	1.08%
Year Ended July 31, 2012	1.18%
Year Ended July 29, 2011	1.08%

See accompanying Notes to Financial Statements.

33        OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$8.09	$8.40	$8.40	$8.20	$8.34	$8.05

Income (loss) from investment operations:
Net investment income[2]	0.16	0.32	0.33	0.40	0.39	0.44
Net realized and unrealized gain (loss)	(0.62)	(0.31)	(0.01)	0.16	(0.16)	0.27

Total from investment operations	(0.46)	0.01	0.32	0.56	0.23	0.71

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.32)	(0.32)	(0.36)	(0.37)	(0.42)

Net asset value, end of period	$7.46	$8.09	$8.40	$8.40	$8.20	$8.34

Total Return, at Net Asset Value[3]	(5.78)%	0.12%	3.93%	6.96%	2.92%	8.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,827	$61,354	$83,999	$89,319	$95,676	$107,129

Average net assets (in thousands)	$55,531	$71,246	$91,943	$87,671	$95,258	$94,654

Ratios to average net assets:[4]
Net investment income	4.17%	3.90%	3.88%	4.78%	4.84%	5.34%
Expenses excluding interest and fees from borrowings	1.45%	1.48%	1.51%	1.64%	1.69%	1.70%
Interest and fees from borrowings	0.14%	0.11%	0.09%	0.06%	0.11%	0.06%

Total expenses[5]	1.59%	1.59%	1.60%	1.70%	1.80%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.59%	1.60%	1.69%	1.79%	1.75%

Portfolio turnover rate	10%	39%	57%	68%	54%	52%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 29, 2016	1.59%
Year Ended July 31, 2015	1.59%
Year Ended July 31, 2014	1.60%
Year Ended July 31, 2013	1.71%
Year Ended July 31, 2012	1.81%
Year Ended July 29, 2011	1.77%

See accompanying Notes to Financial Statements.

34        OPPENHEIMER SENIOR FLOATING RATE FUND

Class C	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$8.09	$8.40	$8.40	$8.20	$8.34	$8.05

Income (loss) from investment operations:
Net investment income[2]	0.15	0.30	0.31	0.40	0.41	0.45
Net realized and unrealized gain (loss)	(0.61)	(0.31)	0.00[3]	0.17	(0.16)	0.27

Total from investment operations	(0.46)	(0.01)	0.31	0.57	0.25	0.72

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.30)	(0.31)	(0.37)	(0.39)	(0.43)

Net asset value, end of period	$7.47	$8.09	$8.40	$8.40	$8.20	$8.34

Total Return, at Net Asset Value[4]	(5.77)%	(0.12)%	3.77%	7.11%	3.10%	9.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,918,505	$3,537,526	$4,303,006	$3,132,135	$1,845,423	$1,877,203

Average net assets (in thousands)	$3,272,618	$3,843,616	$3,949,603	$2,258,041	$1,750,570	$1,320,002

Ratios to average net assets:[5]
Net investment income	3.93%	3.65%	3.68%	4.85%	5.00%	5.44%
Expenses excluding interest and fees from borrowings	1.70%	1.73%	1.67%	1.49%	1.52%	1.51%
Interest and fees from borrowings	0.14%	0.11%	0.09%	0.06%	0.11%	0.06%

Total expenses[6]	1.84%	1.84%	1.76%	1.55%	1.63%	1.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%	1.84%	1.76%	1.54%	1.62%	1.56%

Portfolio turnover rate	10%	39%	57%	68%	54%	52%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 29, 2016	1.84%
Year Ended July 31, 2015	1.84%
Year Ended July 31, 2014	1.76%
Year Ended July 31, 2013	1.56%
Year Ended July 31, 2012	1.64%
Year Ended July 29, 2011	1.58%

See accompanying Notes to Financial Statements.

35        OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Period Ended July 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$8.06	$8.37	$8.38	$8.27

Income (loss) from investment operations:
Net investment income[3]	0.20	0.39	0.39	0.35
Net realized and unrealized gain (loss)	(0.62)	(0.31)	0.00[4]	0.09

Total from investment operations	(0.42)	0.08	0.39	0.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.39)	(0.40)	(0.33)

Net asset value, end of period	$7.44	$8.06	$8.37	$8.38

Total Return, at Net Asset Value[5]	(5.30)%	0.94%	4.72%	5.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$972,964	$1,165,355	$1,302,876	$159,260

Average net assets (in thousands)	$1,100,711	$1,184,063	$620,338	$45,348

Ratios to average net assets:[6]
Net investment income	4.99%	4.72%	4.62%	5.55%
Expenses excluding interest and fees from borrowings	0.64%	0.65%	0.65%	0.63%
Interest and fees from borrowings	0.14%	0.11%	0.09%	0.06%

Total expenses[7]	0.78%	0.76%	0.74%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.76%	0.74%	0.68%

Portfolio turnover rate	10%	39%	57%	68%

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from October 26, 2012 (inception of offering) to July 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 29, 2016	0.78%
Year Ended July 31, 2015	0.76%
Year Ended July 31, 2014	0.74%
Period Ended July 31, 2013	0.70%

See accompanying Notes to Financial Statements.

36        OPPENHEIMER SENIOR FLOATING RATE FUND

Class R	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Period Ended July 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$8.08	$8.39	$8.39	$8.29

Income (loss) from investment operations:
Net investment income[3]	0.17	0.34	0.34	0.31
Net realized and unrealized gain (loss)	(0.62)	(0.31)	0.01	0.08

Total from investment operations	(0.45)	0.03	0.35	0.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.34)	(0.35)	(0.29)

Net asset value, end of period	$7.45	$8.08	$8.39	$8.39

Total Return, at Net Asset Value[4]	(5.67)%	0.37%	4.22%	4.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,132	$33,417	$22,949	$7,577

Average net assets (in thousands)	$34,984	$27,664	$15,672	$2,375

Ratios to average net assets:[5]
Net investment income	4.45%	4.14%	4.09%	4.99%
Expenses excluding interest and fees from borrowings	1.21%	1.23%	1.23%	1.27%
Interest and fees from borrowings	0.14%	0.11%	0.09%	0.06%

Total expenses[6]	1.35%	1.34%	1.32%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.34%	1.32%	1.32%

Portfolio turnover rate	10%	39%	57%	68%

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from October 26, 2012 (inception of offering) to July 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 29, 2016	1.35%
Year Ended July 31, 2015	1.34%
Year Ended July 31, 2014	1.32%
Period Ended July 31, 2013	1.34%

See accompanying Notes to Financial Statements.

37        OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$8.07	$8.38	$8.37	$8.17	$8.31	$8.03

Income (loss) from investment operations:
Net investment income[2]	0.19	0.38	0.39	0.46	0.46	0.50
Net realized and unrealized gain (loss)	(0.62)	(0.31)	0.01	0.17	(0.16)	0.27

Total from investment operations	(0.43)	0.07	0.40	0.63	0.30	0.77

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.38)	(0.39)	(0.43)	(0.44)	(0.49)

Net asset value, end of period	$7.44	$8.07	$8.38	$8.37	$8.17	$8.31

Total Return, at Net Asset Value[3]	(5.45)%	0.87%	4.88%	7.93%	3.85%	9.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,184,153	$6,035,847	$8,122,500	$4,717,005	$1,412,702	$1,290,014

Average net assets (in thousands)	$5,278,212	$6,814,415	$7,250,969	$2,502,666	$1,141,887	$557,932

Ratios to average net assets:[4]
Net investment income	4.90%	4.66%	4.63%	5.55%	5.73%	6.01%
Expenses excluding interest and fees from borrowings	0.71%	0.72%	0.72%	0.72%	0.79%	0.72%
Interest and fees from borrowings	0.14%	0.11%	0.09%	0.06%	0.11%	0.06%

Total expenses[5]	0.85%	0.83%	0.81%	0.78%	0.90%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.83%	0.81%	0.77%	0.89%	0.77%

Portfolio turnover rate	10%	39%	57%	68%	54%	52%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 29, 2016	0.85%
Year Ended July 31, 2015	0.83%
Year Ended July 31, 2014	0.81%
Year Ended July 31, 2013	0.79%
Year Ended July 31, 2012	0.91%
Year Ended July 29, 2011	0.79%

See accompanying Notes to Financial Statements.

38        OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Senior Floating Rate Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

39        OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

40        OPPENHEIMER SENIOR FLOATING RATE FUND

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$50,471,975
2017	186,215,370
2018	203,947,679
2019	29,853,127
No expiration	356,935,536

Total	$827,423,687

At period end, it is estimated that the capital loss carryforwards would be $470,488,151 expiring by 2019 and $490,174,870, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or

41        OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$13,109,066,883

Gross unrealized appreciation	$105,620,327
Gross unrealized depreciation	(1,454,957,363)

Net unrealized depreciation	$(1,349,337,036)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

42        OPPENHEIMER SENIOR FLOATING RATE FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

43        OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

44        OPPENHEIMER SENIOR FLOATING RATE FUND

3. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$11,381,358,641	$185,466	$11,381,544,107
Corporate Bond and Note	—	851,149	—	851,149
Preferred Stock	—	—	—	—
Common Stocks	110,421,347	27,472,360	12,937,155	150,830,862
Investment Company	226,503,729	—	—	226,503,729

Total Assets	$336,925,076	$11,409,682,150	$13,122,621	$11,759,729,847

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Corporate Loans	$373,337,248	$(373,337,248)

Total Assets	$373,337,248	$(373,337,248)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the

45        OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

At period end, securities with an aggregate market value of $11,381,544,107, representing 93.7% of the Fund’s net assets were comprised of Senior Loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six

46        OPPENHEIMER SENIOR FLOATING RATE FUND

4. Investments and Risks (Continued)

months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of missing an interest payment. Information concerning securities not accruing income at period end is as follows:

Cost	$269,933,088
Market Value	$73,105,153
Market Value as % of Net Assets	0.60%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $110,774,090, representing 0.91% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

47        OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 29, 2016[1]		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	57,696,065	$451,332,507	158,796,082	$1,301,177,162
Dividends and/or distributions reinvested	12,567,922	97,462,455	26,738,266	218,871,883
Redeemed	(162,241,283)	(1,257,224,579)	(378,575,896)	(3,106,767,433)

Net decrease	(91,977,296)	$(708,429,617)	(193,041,548)	$(1,586,718,388)

48        OPPENHEIMER SENIOR FLOATING RATE FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended January 29, 2016[1]		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class B
Sold	300,520	$2,383,830	405,635	$3,330,907
Dividends and/or distributions reinvested	139,919	1,084,894	307,498	2,517,832
Redeemed	(1,481,897)	(11,591,661)	(3,127,734)	(25,633,233)

Net decrease	(1,041,458)	$(8,122,937)	(2,414,601)	$(19,784,494)

Class C
Sold	20,255,158	$158,679,395	61,799,014	$507,626,443
Dividends and/or distributions reinvested	7,269,538	56,400,665	14,445,751	118,321,866
Redeemed	(73,691,237)	(573,122,251)	(151,096,018)	(1,239,396,320)

Net decrease	(46,166,541)	$(358,042,191)	(74,851,253)	$(613,448,011)

Class I
Sold	29,290,147	$227,702,353	59,607,790	$486,344,012
Dividends and/or distributions reinvested	2,241,826	17,313,265	5,713,340	46,670,642
Redeemed	(45,249,711)	(349,011,269)	(76,388,166)	(624,741,263)

Net decrease	(13,717,738)	$(103,995,651)	(11,067,036)	$(91,726,609)

Class R
Sold	1,280,941	$9,969,303	2,104,431	$17,253,661
Dividends and/or distributions reinvested	93,394	722,123	128,427	1,049,282
Redeemed	(796,608)	(6,145,529)	(832,016)	(6,814,837)

Net increase	577,727	$4,545,897	1,400,842	$11,488,106

Class Y
Sold	90,602,321	$704,930,898	315,803,445	$2,590,449,524
Dividends and/or distributions reinvested	15,101,872	116,927,457	33,283,409	271,719,095
Redeemed	(291,678,999)	(2,257,486,506)	(570,486,745)	(4,667,099,016)

Net decrease	(185,974,806)	$(1,435,628,151)	(221,399,891)	$(1,804,930,397)

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$1,369,269,551	$4,679,361,756

49        OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million in assets	0.75%
Next $200 million in assets	0.72
Next $200 million in assets	0.69
Next $200 million in assets	0.66
Next $4.2 billion in assets	0.60
Next $5 billion in assets	0.58
Next $10 billion in assets	0.56
Over $20 billion in assets	0.55

The Fund’s effective management fee for the reporting period was 0.58% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included

50        OPPENHEIMER SENIOR FLOATING RATE FUND

8. Fees and Other Transactions with Affiliates (Continued)

as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Board of Trustees has currently set the fee for Class B shares at an annual rate of 0.50% of daily net assets of those classes, but may increase it up to 0.75% in the future. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

51        OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Sales Charges	Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor	Distributor
January 29, 2016	$245,315	$40,655	$22,524	$166,033	$6

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $100,821 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowing and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing senior loans and other portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in senior loans or other portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and related fees are disclosed separately or as other expenses on the Statement of Operations.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$44,375,000
Average Daily Interest Rate	1.314%
Fees Paid	5,753,340
Interest Paid	12,953

At period end, the Fund had no such borrowings outstanding.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”),

52        OPPENHEIMER SENIOR FLOATING RATE FUND

10. Pending Litigation (Continued)

OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

53        OPPENHEIMER SENIOR FLOATING RATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

54        OPPENHEIMER SENIOR FLOATING RATE FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh and David Lukkes, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail bank loan funds. The Board noted that the Fund underperformed its category median for the one-year period and outperformed its category median for the three-, five- and ten-year periods. The Board considered the Adviser’s assertion that the Fund’s performance ranked in the second quintile of its performance category for the three-year period and in the first quintile of its performance category for the five- and ten-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail bank loan funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fees and total expenses were lower than their respective peer group medians and category medians. Within the total asset range of $5 billion to $10 billion, the Fund’s effective management fee rate was higher than its peer group median and category median. The Board noted that the Fund was converted into an open-end fund in July 2010. The Board considered the Adviser’s assertion that, since that time, the Fund has maintained a liquidity facility to help manage significant redemptions (if needed), which has contributed to the Fund’s overall expenses.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has

55        OPPENHEIMER SENIOR FLOATING RATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS Unaudited / Continued

management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

56        OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

57        OPPENHEIMER SENIOR FLOATING RATE FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

				Other
		Net	Net Profit	Capital
Fund Name	Pay Date	Income	from Sale	Sources
Oppenheimer Senior Floating Rate Fund	12/31/15	92.0%	0.0%	8.0%

58        OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
As of 3/1/16	Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Joseph Welsh, Vice President
David Lukkes, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

59        OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct, our electronic document delivery service

● Your transactions with us, our affiliates or others

● A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

● When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

60        OPPENHEIMER SENIOR FLOATING RATE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63        OPPENHEIMER SENIOR FLOATING RATE FUND

Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at

800 CALL OPP (800 225 5677) for 24-hr automated

information and automated transactions. Representatives

also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677
Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0291.001.0116  March 24, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2016